UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of Earliest Event Reported):

May 26, 2010

Commission file number: 001-33084

SUSSER HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	01-0864257
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4525 Ayers Street

Corpus Christi, Texas 78415

(Address of principal executive offices, including zip codes)

Registrant’s telephone number, including area code: (361) 884-2463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting of shareholders of Susser Holdings Corporation (the “Company”) held on May 26, 2010, the Company’s shareholders approved an amendment to the Company’s 2006 Equity Incentive Plan (the “Plan”) to permit a one-time option exchange program in which certain outstanding options could be exchanged for replacement options covering fewer shares with a lower exercise price and, for non-executive officers, shares of the Company’s restricted common stock. Details of the option exchange program were included in the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-33084) filed with the Securities and Exchange Commission on April 20, 2010.

The amendment to the Plan is attached hereto as Exhibit 10.1 and incorporated into this Item 5.02 by reference.

Item 5.07	Submission of Matters to Vote of Security Holders

The Company’s annual meeting of shareholders was held on May 26, 2010. Of the approximately 17,138,469 common shares outstanding on March 31, 2010, a total of 16,408,549 common shares were represented in person or by proxy. Results of votes with respect to proposals submitted at that meeting are as follows:

1. To elect two Class I directors to serve terms expiring at the 2013 annual meeting of shareholders.

Name	Votes For	Votes Withheld	Broker Non-Votes
Armand S. Shapiro	14,592,326	614,544	1,201,679
Sam L. Susser	14,942,105	264,765	1,201,679

2. To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2011.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Appointment of Ernst & Young LLP	16,276,232	123,787	8,530	0

3. To approve an amendment to the Company’s 2006 Equity Incentive Plan to permit a one-time option exchange program in which certain outstanding options are exchanged for replacement options covering fewer shares with a lower exercise price and shares of the Company’s restricted common stock.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of amendment to permit one-time option exchange program	10,162,236	5,042,969	1,665	1,201,679

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

Exhibit Number	Exhibit Description

10.1	Amendment to the 2006 Equity Incentive Plan of Susser Holdings Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSER HOLDINGS CORPORATION

Date: May 26, 2010	By:	/S/ MARY E. SULLIVAN
	Name:	Mary E. Sullivan
	Title:	Executive Vice President and Chief Financial Officer